INVESTOR UPDATE SECOND QUARTER 2019 UNLESS OTHERWISE INDICATED, ALL RPT OPERATING INFORMATION IS PRESENTED ON A CONSOLIDATED BASIS AND IS AS OF OR FOR THE QUARTER ENDED JUNE 30, 2019. ALL DEMOGRAPHIC DATA IS SOURCED FROM THE UNITED STATES CENSUS BUREAU, UNLESS OTHERWISE NOTED. FOOTNOTES AND NON-GAAP RECONCILIATIONS ARE INCLUDED AT THE END OF THE UPDATE.

FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations, plans or beliefs concerning future events and may be identified by terminology such as “may,” “will,” “should,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” “predict” or similar terms. Although the forward-looking statements made in this document are based on our good faith beliefs, reasonable assumptions and our best judgment based upon current information, certain factors could cause actual results to differ materially from those in the forward-looking statements, including: our success or failure in implementing our business strategy; economic conditions generally and in the commercial real estate and finance markets specifically; the cost and availability of capital, which depends in part on our asset quality and our relationships with lenders and other capital providers; our business prospects and outlook; changes in governmental regulations, tax rates and similar matters; our continuing to qualify as a REIT; and other factors detailed from time to time in our filings with the SEC, including in particular those set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on form 10-Q for the quarterly period ended June 30, 2019. Given these uncertainties, you should not place undue reliance on any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. RPT + INVESTOR UPDATE SECOND QUARTER 2019 2

KEY MESSAGES Delivering strong and consistent performance  Same property NOI growth of 3.9%, including our third consecutive quarter of 4% or better base rent growth  3.6% average same property NOI growth over the last three quarters Leasing success providing high business visibility in 2019 and a rising growth profile in 2020  Raised 2019 same property NOI midpoint assumption to 3.75%, up 100 basis points from prior guidance  $4.5 million of annualized base rent signed as of 2Q19, $4.0 million of which is scheduled to commence by the end of 2019  Over 95% of the 2019 leasing plan is already signed, leaving limited speculative risk  Almost $10 million of year-to-date 2019 signed leasing activity to contribute an incremental $4.7 million of base rent in 2020 versus 2019 Healthy liquidity to support growth initiatives  $397 million of liquidity including $47 million of cash and full revolving line of credit capacity to fund small shop lease-up, targeted remerchandising and outlots/expansion projects that are expected to generate mid-teens returns (1)  No debt maturities remaining in 2019  Targeting the early refinancing of our 2020 and 2021 term loans in the second half of 2019 Enhanced corporate governance to deliver sustained performance  Since September 2018, RPT has elected three new Trustees who diversify and complement the experience and backgrounds of the existing Board while bringing the independent Board membership into gender balance  Reduced average Trustee tenure to just over 6 years from over 18 years since Fall 2018  Investing resources and capital into several ESG initiatives and adopting GRESB standard to measure our performance RPT + INVESTOR UPDATE SECOND QUARTER 2019 3

KEY MESSAGES BRIGHT 2019 OUTLOOK SECOND CONSECUTIVE RAISE DRIVEN BY BETTER THAN EXPECTED YEAR-TO-DATE PERFORMANCE AND HIGH VISIBILITY INTO THE SECOND HALF OF 2019(1) Guidance Assumption Prior 2019 Guidance New 2019 Guidance Q2 YTD Net Income Per Common Share $0.16-$0.19 $0.20-$0.22 $0.01 $0.12 (diluted) Operating FFO Per $1.04-$1.07 $1.07-$1.09 $0.27 $0.54 Share Same Property NOI 2.25%-3.25% 3.25%-4.25% 3.9% 4.2% Growth G&A Expense (2) $23.75-$25.00M $23.75-$25.00M $5.8M $12.1M Dispositions (3) $68.5M $68.5M $0 $68.5M RPT + INVESTOR UPDATE SECOND QUARTER 2019 4

SECOND QUARTER 2019 SNAPSHOT

SECOND QUARTER SNAPSHOT RPT owns and operates high-quality, open-air shopping centers principally located in the top U.S. metro areas RPT $2.0B 48 11.8M # OF NYSE TICKER TOTAL ENTERPRISE VALUE SQUARE FEET PROPERTIES 7.2% 100% 96.4% 67.5% OPEN-AIR SHOPPING ABR IN TOP GROCERY DIVIDEND YIELD(1) CENTERS(2) 40 MSAs ANHCORED(2) RPT + INVESTOR UPDATE SECOND QUARTER 2019 6

SECOND QUARTER 2019 SNAPSHOT PORTFOLIO OPERATING SNAPSHOT SNAPSHOT FINANCIAL BALANCE SNAPSHOT SHEET $15.40 94.9% SNAPSHOT LEASED RATE ABR PSF 3.9% 6.6x SAME PROPERTY NOI NET DEBT TO GROWTH ANNUALIZED PROFORMA 96.4% 92.4% ADJUSTED EBITDA ABR IN TOP 40 MSAs OCCUPANCY 4.0% $397M (1) SAME PROPERTY $100K BASE RENT GROWTH 8.8% TOTAL LIQUIDITY BLENDED RENT HOUSEHOLD INCOME – 3 MILE 90.4% SPREADS (TTM) 88.8% SAME PROPERTY UNENCUMBERED NOI (1) OPERATING EXPENSE 79K RECOVERY RATIO 88.8% RATIO SMALL SHOP POPULATION – 3 MILE LEASED RATE $0.27 0.0% OFFO/SHARE FLOATING RATE DEBT EXPOSURE RPT + INVESTOR UPDATE SECOND QUARTER 2019 7

WHY INVEST IN RPT?

WHY INVEST IN RPT? RETURNING TO GROWTH AND CLOSING THE MULTIPLE GAP SOLID CURRENT YIELD UNDERPINS ATTRACTIVE TOTAL RETURN POTENTIAL Illustrative total return potential offers material upside to shareholders (1) (2) (3) RPT + INVESTOR UPDATE SECOND QUARTER 2019 9

WHY INVEST IN RPT? RETURNING TO GROWTH AND CLOSING THE MULTIPLE GAP A NEW FOUNDATION FOR A NEW RPT HAS IMPROVED OUR RELATIVE VALUATION Since June 2018, the new management team has …and RPT’s peer relative price-to-FFO multiple has quickly repositioned the organization and portfolio improved materially, but remains below the peer average, to achieve consistent and sustainable growth… which we think offers investors significant upside as we execute on our growth initiatives. Optimized organizational structure 0.0 Sold $200M of non-core assets (1.0) Enhanced portfolio quality (2.0) Strengthened liquidity (3.0) (4.0) Enhanced board composition Relative NTM P/FFO (5.0) Executed leases on 18 of 20 targeted (6.0) remerchandising boxes 8/25/14 2/25/15 8/25/15 2/25/16 8/25/16 2/25/17 8/25/17 2/25/18 8/25/18 2/25/19 (1) New RPT RPT Rel to Peer Avg (ex-SITC) AVG Source: S&P Market Intelligence, Capital IQ, estimate data reflects consensus averages 10 RPT + INVESTOR UPDATE SECOND QUARTER 2019

WHY INVEST IN RPT? RETURNING TO GROWTH AND CLOSING THE MULTIPLE GAP FOUNDATIONAL WORK HAS LED TO EARLY WINS AND ACCELERATES NEAR-TERM GROWTH Strong improvement in the small shop leased rate… …and one of the best blended re-leasing spreads YTD… 2.0% 12.0% 11.6% 1.6% 10.0% 1.5% 8.6% 8.0% 1.0% 6.0% 0.5% leased rate 4.0% 0.0% 2.0% YTD Blended re-leasing spreads 2Q19 y/y 2Q19 y/y change in small shop -0.5% -0.3% 0.0% RPT Peer Average (1) RPT Peer Average (2) …has resulted in outsized same property growth in the past 3 quarters… …driving our peer-leading 2019 growth outlook 4.5% 5.0% 4.6% 4.0% 3.75% 3.9% 3.50% 4.0% 3.5% 3.00% 3.00% 2.6% 2.8% 3.0% 2.75% 3.0% 2.35% 2.2% 2.3% 2.2% 2.5% 2.25% 2.25% 1.9% 1.9% 2.00% 2.0% 2.0% midpoint 1.5% 1.0% 0.5% 1.0% Same property NOI Growth Same property Growth y/y NOI 0.0% 0.5% 2Q18 3Q18 4Q18 1Q19 2Q19 (3) 0.0% RPT Peer Average 2019 Same property growth NOI guidance - RPT ROIC BRX WRI SITC KIM REG RPAI KRG Note: Growth excludes the impact of redevelopment except for : BRX, SITC, KRG, ROIC 11 RPT + INVESTOR UPDATE SECOND QUARTER 2019

WHY INVEST IN RPT? RETURNING TO GROWTH AND CLOSING THE MULTIPLE GAP THE PLAN IS WORKING BUT STILL HAS PLENTY OF ROOM TO RUN LEVERAGING OUR MAINTAINING BALANCE 01 UNIQUE POSITION 04 SHEET FLEXIBILITY Being small and nimble within a rapidly A flexible and conservative balance changing consumer landscape is a key sheet supports our growth initiatives competitive advantage while limiting capital market risk INVESTING IN VISIBLE AND ENHANCING CORPORATE 02 SUSTAINABLE GROWTH 05 CITIZENSHIP Investing in our assets to generate Become a better corporate citizen by above-trend growth over the next investing in environmental, social, and few years and drive consistent and governance initiatives sustainable growth in the long run IMPROVING CASH 03 FLOW QUALITY A thoughtful approach to leasing and asset management should result in higher quality cash flows and a higher valuation RPT + INVESTOR UPDATE SECOND QUARTER 2019 12

Being small and nimble within a rapidly changing consumer 01 landscape is a key competitive advantage LEVERAGING OUR UNIQUE POSITION • It’s good to be small • Differentiating from our peers • Generational opportunity to hit the reset button

01 LEVERAGING OUR UNIQUE POSITION IT’S GOOD TO BE SMALL ABILITY TO QUICKLY PIVOT IN A CHANGING ENVIROMENT In today’s rapidly evolving retail landscape, we can pivot and …and small investments flow to the bottom-line quicker than adapt to the changing environment more nimbly than our peers our peers. In one year, we have shifted our portfolio at the given our relatively smaller portfolio size… asset and tenant level. 428 Restaurant/ 450 421 410 Fitness/Spa Entertainment 400 350 300 250 200 173 171 150 104 104 17.6% 6.5% 95 89 Number assets of 100 48 50 15.9% 5.5% 0 KIM BRX REG WRI SITC FRT RPAI KRG ROIC RPT % of ABR 2Q19 2Q18 80,000 74,63973,281 70,000 60,000 52,693 23.0% 50,000 43,317 22.0% 40,000 33,923 21.0% 30,000 23,868 20.0% 19,96818,529 20,000 (% of ABR) 19.0% 11,78410,204 10,000 Power Power center exposure Total portfolio GLA (Thousands) 18.0% 0 17.0% KIM BRX REG SITC WRI FRT RPAI KRG RPT ROIC 2Q18 2Q19 RPT + INVESTOR UPDATE SECOND QUARTER 2019 14

01 LEVERAGING OUR UNIQUE POSITION IT’S GOOD TO BE SMALL CHANGES ARE REFLECTED MORE QUICKLY IN OUR RESULTS Rapidly improving same property NOI growth… …is fueled by healthy growth in base rent per square foot… 5.0% 4.6% 5.0% 4.4% 4.5% 3.9% 4.5% 4.0% 4.1% 4.0% 4.0% 3.7% 3.3% 3.5% 3.5% 3.0% 3.0% 2.2% 2.5% 1.9% 2.5% 2.0% 2.0% 1.5% 1.5% 0.5% ABR PSF growth y/y 1.0% 1.0% 0.5% Same property NOI growth Same property growth NOI y/y 0.5% 0.0% 0.0% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 ...and strong leasing activity… …which drives our improving growth outlook 95.0% 94.9% 94.8% 4.0% 3.8% 94.8% 3.5% 94.6% 3.0% 2.8% 94.4% 94.3% 2.5% 2.5% 94.2% (1) 2.5% 2.3% 94.2% 2.0% Leased rate 94.0% 93.9% midpoint 1.5% 93.8% 1.0% 93.6% Same property guidance NOI – 0.5% 93.4% 0.0% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 RPT + INVESTOR UPDATE SECOND QUARTER 2019 15

01 LEVERAGING OUR UNIQUE POSITION DIFFERENTIATING FROM OUR PEERS OFFER A VALUE PROPOSITION THAT OTHERS ARE NOT RPT offers investors a differentiated market and product type …and break away from the pack. Following the exposure where we can generate higher risk-adjusted returns. crowd may result in lower risk-adjusted returns. Target markets are high-growth, high-quality markets where we can operate at scale… Expanding Targeting 6.5% 5.1% Miami Tampa Austin 8.8% 6.4% 0.0% 2.8% 2.0% 1.3% 1.9% 0.8% Secondary/Tertiary Market Gateway Grocery Nashville Columbus Charlotte Grocery- Anchored Anchored Centers Centers 5.4% 3.7% 0.0% Nominal Cap Rate Long-Term NOI Growth required to achieve 0.4% 2.5% 2.1% a 6% unlevered IRR at Current Cap Rates Source: Green Street Advisors RPT Ownership Peer Average Ownership (1) RPT + INVESTOR UPDATE SECOND QUARTER 2019 16

01 LEVERAGING OUR UNIQUE POSITION

GENERATIONAL OPPORTUNITY TO HIT THE RESET BUTTON

NEW LEADERSHIP TEAM IS ENERGIZED, ACCOMPLISHED, AND EAGER TO RESHAPE RPT



BRIAN HARPER
PRESIDENT & CEO

JOINED JUNE 2018

20 years of retail experience in both open air & mall sectors
Former CEO of Rouse Properties



MICHAEL FITZMAURICE
EVP & CFO

JOINED JUNE 2018

19 years in real estate finance & accounting
Former SVP of Finance at RPAI



TIMOTHY COLLIER
EVP LEASING

JOINED AUGUST 2018

21 years in leasing & merchandising
Former SVP of Leasing at Acadia Realty Trust



RAYMOND MERK
SVP & CAO

JOINED SEPTEMBER 2016

36 years in accounting & finance
Former CFO of DynaVox Inc.



JONATHAN KRAUSCHE
SVP DEVELOPMENT

JOINED SEPTEMBER 2018

21 years of construction & development experience
Former VP of Development & Tenant Coordination at Westfield



MICHAEL McBRIDE
SVP ASSET MANAGEMENT

JOINED JULY 2007

12 years in asset management
Former VP of Frank's Crafts, Inc.



HEATHER OHLBERG
SVP LEGAL COUNSEL & SECRETARY

JOINED FEBRUARY 2019

13 years as a real estate attorney
Former SVP of Legal at Brookfield Properties Retail (Rouse Properties)



COURTNEY SMITH
SVP INVESTMENTS

JOINED JULY 2019

13 years in real estate
Former VP of Investments at RPAI

RPT + INVESTOR UPDATE SECOND QUARTER 2019

17

Investing in our assets to generate above-trend growth over the next 02 few years and drive consistent and INVESTING IN sustainable growth in the long run • Accelerated leasing activity for VISIBLE AND 2019 • Small shop and targeted SUSTAINABLE remerchandising initiatives GROWTH • Redevelopment pipeline

02 INVESTING IN VISIBLE AND SUSTAINABLE GROWTH ACCELERATED LEASING ACTIVITY FOR 2019 ADDS VISIBILITY AND SETS THE STAGE FOR GROWTH New leases commencing in 2019 will generate $9.9 million of annualized base rent which should contribute roughly $5.2 million of base rent in 2019, leaving an additional $4.7 million that is scheduled to be fully realized in 2020, setting us up for another year of solid same property NOI growth. $5.2M $9.9M $3,000 $2,500 $2,000 $1,500 $1,000 $500 Base rent commencements from commencements rent Base signed leasing activityleasingsigned (thousands) $- 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Prior period rent run rate Incremental rent commencement 19 RPT + INVESTOR UPDATE SECOND QUARTER 2019

02 INVESTING IN VISIBLE AND SUSTAINABLE GROWTH

SMALL SHOP & TARGETED REMERCHANDISING INITIATIVES

RIGHTSIZE OUR SPACES AND DRIVE HIGHER SUSTAINABLE GROWTH

What we are doing

We are remerchandising 20 vacant boxes to achieve our small shop goals and to create a better customer experience with a total investment between $35M and $40M.

Big box tenants with oversized footprints…

kmart, SPORTS AUTHORITY, Pier 1, GANDER

…are replaced with smaller, in-demand tenants such as

MOD, Burlington, five BELOW, Joella's HOT CHICKEN, CO HATCH, SOW PLATED, CYCLEBAR, ATHLETA, ULTA BEAUTY

Why we are doing it

Small shop tenants generate higher ABR/sf, pay higher recovery rent, embed higher contractual rent increases, help curate a better shopping experience and are where we are currently seeing the highest demand.

2019 Small Shop and Targeted Remerchandising Value Creation[1]

$35M-$40M
Total Cost

$48M-$53M
Value Creation

15%-18%
Estimated Return on Investment

$0.55-$0.60
Value Creation Per Share

RPT + INVESTOR UPDATE SECOND QUARTER 2019

20

02 INVESTING IN VISIBLE AND SUSTAINABLE GROWTH SMALL SHOP & TARGETED REMERCHANDISING INITIATIVES SMALL SHOP SPACE DRIVES BIG RESULTS Increasing our small shop occupancy… …drives a higher small shop ABR mix… 93.0% 50.0% 50.0% 91.0% Target 57% Today 91-92% 45.0% 89.0% Target Represents $5.0M 50% in ABR(1) 50% 43.2% Target Target 87.0% 40.0% Today 43% 85.7% Today 85.0% ABR mix shop Small Small shop occupancy Today 35.0% 83.0% 30.0% 81.0% ...which increases our average contractual ...and produces higher recovery income rent escalators... 93.0% 2.0% 1.9% 92.0% 1.8% 92.0% Target Target 91.0% Represents $1.4M Represents $420K in same property 1.6% 1.7% (1) 91.0% or a 30 basis point NOI Target annual increase in 90.0% (1) same property NOI 1.4% expense ratio 89.6% 1.4% 89.0% Today Today Same property operating 1.2% 88.0% Average contractual rent increases 1.0% 87.0% RPT + INVESTOR UPDATE SECOND QUARTER 2019 Note: Same property expense ratio today is YTD 21 average from 1Q19 and 2Q19

02 INVESTING IN VISIBLE AND SUSTAINABLE GROWTH

REDEVELOPMENT PIPELINE

GENERATES ATTRACTIVE RISK-ADJUSTED RETURNS AND FURTHER RESHAPES THE PORTFOLIO

Decentralized Development Team


NEW YORK, NY
CHICAGO, IL
MIAMI, FL

Redevelopment Pipeline

Property Name	Location	Project Description
Centennial Shops	Minneapolis, MN	Redevelopment and repositioning of shopping center
Marketplace of Delray	Delray Beach, FL	Densification of site via ground lease/parcel sale to residential partner
Mission Bay Plaza	Boca Raton, FL	Redevelopment of existing junior anchor box
Parkway Shops	Jacksonville, FL	Densification of site via ground lease/parcel sale to residential partner
Rivertowne Square	Deerfield Beach, FL	Densification of site via ground lease/parcel sale to residential partner
The Shops on Lane Avenue	Upper Arlington, OH	Redevelopment and repositioning including potential unowned non-retail components
Webster Place	Chicago, IL	Redevelopment, densification and rebranding with unowned non-retail components

RPT + INVESTOR UPDATE SECOND QUARTER 2019

22

02 INVESTING IN VISIBLE AND SUSTAINABLE GROWTH

REDEVELOPMENT CASE STUDIES

TARGETING $30-$40 MILLION SPEND PER YEAR WITH HIGH SINGLE DIGIT RETURNS (1)



WEBSTER PLACE

CHICAGO, IL

Location: Lincoln Park, adjacent to Lincoln Yard mega project

Current Plan: Expand Regal Theater and high-volume retailers

Additional Upside Potential: Ground lease for non-retail portions of the project



RIVERTOWNE SQUARE

DEERFIELD BEACH, FL

Location: Prime location between Boca Raton and Pompano Beach along main thoroughfare

Current Plan: 70,000 square feet of new retail space with urban grocer

Additional Upside Potential: Ground lease for non-retail portions of the project



PARKWAY SHOPS

JACKSONVILLE, FL

Location: Ideal location just off of highly-trafficked I-95

Current Plan: 40,000 square feet of new retail space

Additional Upside Potential: Ground lease for non-retail portions of the project

RPT + INVESTOR UPDATE SECOND QUARTER 2019

23

A thoughtful approach to leasing and asset management should 03 result in higher quality cash flows and a higher valuation IMPROVING CASH FLOW QUALITY • Curate optimized merchandise mix • Improve tenant credit • Reshape through capital recycling

03 IMPROVING CASH FLOW QUALITY CURATE AN OPTIMIZED MERCHANDISE MIX FAB, FIT, FOOD CREATES DEMAND Demand at our centers is driven by a mix of local specialties and in-demand national favorites that provide beauty, fitness, and culinary experiences that e-commerce can’t satisfy. Our now de-centralized leasing team operates out of six regional offices. RPT + INVESTOR UPDATE SECOND QUARTER 2019 25 25

03 IMPROVING CASH FLOW QUALITY CURATE AN OPTIMIZED MERCHANDISE MIX DIVERSE INTERNET-RESISTANT CATEGORIES MEET MAJORITY OF CONSUMER DEMAND Increasing our exposure to better performing merchandising categories, including restaurants, entertainment, service and discount apparel and accessories not only reduces risk, but fosters an experience destination worthy of multiple visits every week. RPT + INVESTOR UPDATE SECOND QUARTER 2019 26

03 IMPROVING CASH FLOW QUALITY IMPROVE TENANT CREDIT PROACTIVELY ADDING HIGH QUALITY TENANTS WHILE REDUCING THOSE AT-RISK ADDING REDUCING Top Tenant Snapshot ranked by ABR Exposure 4.6% 3.5% 3.0% 2.9% 2.8% 1.7% 1.7% 1.6% 1.5% 1.5% RPT + INVESTOR UPDATE SECOND QUARTER 2019 27

03 IMPROVING CASH FLOW QUALITY RESHAPE THROUGH CAPITAL RECYCLING REDPLOY INTO HIGH GROWTH, HIGH QUALITY MARKETS TO DRIVE LONG-TERM GROWTH MINNEAPOLIS DETROIT Property Criteria COLUMBUS • Strong NOI growth profile • Grocery anchored/street retail • Enhances merchandise mix • Densification opportunities CHICAGO • High ABR PSF CINCINNATI Market Criteria • Strong demographic profile RALEIGH • Tech/life science/university adjacencies • Pro-business/job and wage growth CHARLOTTE • Ability to gain scale • Educational attainment ATLANTA PHOENIX AUSTIN Financial Criteria ORLANDO • Near-term earnings neutral or accretive Expand in existing markets TAMPA • Long term earnings accretive Expand in new markets • Leverage neutral Not looking to expand MIAMI NASHVILLE RPT + INVESTOR UPDATE SECOND QUARTER 2019 28

A flexible and conservative balance sheet supports our growth 04 initiatives while limiting capital MAINTAINING market risk BALANCE SHEET • Guiding principles FLEXIBILITY • Conservative balance sheet • Flexible capital structure

04 MAINTAINING BALANCE SHEET FLEXIBILITY GUIDING PRINCIPLES Match fund new investments Manage liquidity through borrowing capacity Maintain well-laddered debt maturity profile Maintain lower leverage and low variable rate risk Retain access to diverse sources of capital RPT + INVESTOR UPDATE SECOND QUARTER 2019 30

04 MAINTAINING BALANCE SHEET FLEXIBILITY CONSERVATIVE BALANCE SHEET CONSTRUCTED TO SUPPORT GROWTH AND PROTECT AGAINST DOWNTURNS Ample liquidity supports growth initiatives Well-laddered debt maturities mitigate term and interest rate risk $500 $397M $47M $200 20% $400 Cash $300 $150 15% $200 $100 10% $350M Total liquidity Total liquidity (millions) Revolver Debt Maturities (millions) Capital $100 $50 5% $0 $0 0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ RPT + INVESTOR UPDATE SECOND QUARTER 2019 31

04 MAINTAINING BALANCE SHEET FLEXIBILITY FLEXIBLE CAPITAL STRUCTURE DESIGNED TO OPTIMIZE OUR COST OF CAPITAL AND PROVIDE OPTIONALITY Zero floating rate debt reduces earnings volatility Diverse sources of capital provide enhanced flexibility $0 $113,842 $93,892 Mortgage Floating Preferred Equity $210,000 Bank Debt $610,000 Private Placement $994,437 $933,842 $0 Equity Fixed Revolver RPT + INVESTOR UPDATE SECOND QUARTER 2019 32

Become a better corporate citizen 05 by investing in environmental, ENHANCING social, and governance initiatives • Advance ESG by adopting best CORPORATE practices CITIZENSHIP • Refreshed board adds diversity and a fresh perspective

05 ENHANCING CORPORATE CITIZENSHIP ENVIRONMENTAL Recent Highlights Established ESG Team Established long-term environmental goals Established smart center pilot plan Adopted GRESB structure to measure our ESG performance Piloting Smart Center program at two centers in Fall 2019 RPT + INVESTOR UPDATE SECOND QUARTER 2019 34 34

05 ENHANCING CORPORATE CITIZENSHIP SOCIAL Recent Highlights Implemented quarterly employee goal setting Implemented work-life balance initiatives Established charitable program, “Act Locally, Give Globally” Sponsored numerous charitable events such as Autism Speaks Palm Beach Walk, Race for the Cure, Columbus Health City Capital Half Marathon RPT Risers group to provide focused development opportunities Continuously improving our award-winning Wellness Program Achieved highest employee satisfaction score in company history based on 2019 engagement survey RPT + INVESTOR UPDATE SECOND QUARTER 2019 35

05 ENHANCING CORPORATE CITIZENSHIP GOVERNANCE AVERAGE BOARD TENURE New retail, technology, and hospitality expertise on Before Now our Board… 18 6 YEARS YEARS Prior to 06/15/18* ANDREA M. WEISS JOANNA T. LAU RICHARD L. FEDERICO Retail Technology / Finance Hospitality / Restaurant GENDER BALANCED BOARD …compliments our existing skillset Before Now 17% 50% FEMALE FEMALE INDEPENDENT INDEPENDENT MEMBERS MEMBERS ARTHUR H. GOLDBERG DAVID J. NETTINA LAURIE M. SHAHON Finance Finance / Real Estate Finance RPT + INVESTOR UPDATE SECOND QUARTER 2019 36

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS FOOTNOTES SLIDE 3 (1) Based on company estimates SLIDE 4 (1) Represents guidance previously provided in our earnings release or earnings call. We have not updated or affirmed that guidance or any of the supporting assumptions and are not doing so by restating it herein (2) Excludes the impact of non-recurring executive transition and employee severance charges and gains as noted in the Reconciliation of Non-GAAP Financial Measures Funds from Operations section of the Company’s earnings release available at investors.rptrealty.com (3) Excludes land / outparcel dispositions SLIDE 6 (1) Current Yield reflects the annualized second quarter common dividend per share of $0.88 dividend by our stock price on 7/31/19 (2) By ABR and includes owned and shadow grocers SLIDE 7 (1) Weighted by annualized base rent SLIDE 9 (1) Current Yield reflects the annualized second quarter common dividend per share of $0.88 divided by our stock price on 7/31/19 (2) Reflects the growth in consensus FFO from 2019 to 2020 per S&P CapIQ (3) Multiple expansion reflects the percent difference between the average price to FFO multiple (13.7x) of FRT, REG, ROIC, KIM, RPAI, SITC, WRI, BRX, and KRG and the price to FFO multiple of RPT based on the stock prices on 7/31/19 divided by the respective 2019 consensus estimates per S&P CapIQ SLIDE 10 (1) Peer Average includes ROIC, BRX, WRI, KIM, RPAI, FRT, REG and KRG. Data through 8/12/19. SLIDE 11 (1) Peer Average includes BRX, WRI, SITC, KIM, RPAI, FRT, REG and KRG. Note: ROIC does not report Small Shop leased rate. (2) Peer Average includes ROIC, BRX, WRI, SITC, KIM, RPAI, FRT, REG and KRG. (3) Peer Average includes ROIC, BRX, WRI, SITC, KIM, RPAI, FRT, REG and KRG. Growth excludes the impact of redevelopment except for : BRX, SITC, KRG, and ROIC. SLIDE 15 (1) Data reflects the mid-point of 2018 guidance for 2Q18 and 3Q18 and the mid-point of 2019 guidance for 4Q18 to 2Q19 RPT + INVESTOR UPDATE SECOND QUARTER 2019 38

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS FOOTNOTES SLIDE 16 (1) Market ownership by percentage of GLA as of 2Q19. Peer average ownership includes ROIC, BRX, WRI, SITC, KIM, RPAI, FRT, REG and KRG. SLIDE 20 – 21 (1) Based on company estimates SLIDE 23 (1) Based on company estimates RPT + INVESTOR UPDATE SECOND QUARTER 2019 39

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS DEFINITIONS Net Operating Income (NOI) Net Operating Income (NOI) is calculated using consolidated net income available to common shareholders and adjusted to exclude preferred share dividends, net income/loss attributable to noncontrolling partner interest, income tax provisions, interest expense and other associated debt costs, earnings from unconsolidated joint ventures, management and other fee income, depreciation and amortization, acquisition costs, general and administrative expenses, provisions for impairments, lease termination fees, straight-line rent/expense, amortization of above/below market rent and lease inducements. NOI consists of Same Property NOI and NOI from Other Investment Properties. Same Property NOI & NOI From Other Investments Same Property NOI and NOI from Other Investments are supplemental non-GAAP financial measures of real estate companies' operating performance. Same Property NOI is considered by management to be a relevant performance measure of our operations because it includes only the NOI of comparable consolidated operating properties for the reporting period. Same Property NOI for the three and six months ended June 30, 2019 represents NOI from the Company's same property portfolio consisting of 46 consolidated operating properties acquired or placed in service and stabilized prior to January 1, 2018. Same Property NOI excludes properties under redevelopment or where activities have started in preparation for redevelopment. A property is designated as a redevelopment when planned improvements significantly impact the property. Same Property NOI is calculated using consolidated operating income and adjusted to exclude management and other fee income, depreciation and amortization, general and administrative expense, provision for impairment and non-comparable income and expense adjustments such as straight-line rents, lease termination fees, above/below market rents, and other non-comparable operating income and expense adjustments. NOI from Other Investments for the three and six months ended June 30, 2019 and 2018 represents NOI primarily from (i) properties disposed of during 2018 and 2019, (ii) Webster Place and Rivertowne Square where the Company has begun activities in anticipation of future redevelopment, (iii) certain property related employee compensation and benefits expense and (iv) non comparable operating income and expense adjustments. Same Property NOI and NOI from Other Investments should not be considered an alternative to net income in accordance with GAAP or as a measure of liquidity. Our method of calculating Same Property NOI and NOI from Other Investments may differ from methods used by other REITs and, accordingly, may not be comparable to such other REITs. RPT + INVESTOR UPDATE SECOND QUARTER 2019 40

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS DEFINITIONS EBITDAre/Adjusted EBITDA/Proforma Adjusted EBITDA NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of operating real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition. The Company also presents Adjusted EBITDA which is EBITDAre net of severance expense and other non-recurring items. EBITDAre and Adjusted EBITDA should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. Proforma Adjusted EBITDA further adjusts for the effect of the acquisition or disposition of properties during the period. Funds From Operations (FFO) Available To Common Shareholders As defined by the National Association of Real Estate Investment Trusts (NAREIT), Funds From Operations (FFO) represents net income computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of depreciable property and impairment provisions on depreciable real estate or on investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, plus depreciation and amortization of depreciable real estate, (excluding amortization of financing costs). Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We have adopted the NAREIT definition in our computation of FFO available to common shareholders.. RPT + INVESTOR UPDATE SECOND QUARTER 2019 41

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS DEFINITIONS Operating FFO Available To Common Shareholders In addition to FFO available to common shareholders, we include Operating FFO available to common shareholders as an additional measure of our financial and operating performance. Operating FFO excludes acquisition costs and periodic items such as gains (or losses) from sales of land and impairment provisions on land available for development or sale, bargain purchase gains, severance expense, executive management reorganization costs, net, accelerated amortization of debt premiums and gains or losses on extinguishment of debt that are not adjusted under the current NAREIT definition of FFO. We provide a reconciliation of FFO to Operating FFO. FFO and Operating FFO should not be considered alternatives to GAAP net income available to common shareholders or as alternatives to cash flow as measures of liquidity. While we consider FFO available to common shareholders and Operating FFO available to common shareholders useful measures for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs, our computations of FFO and Operating FFO may differ from the computations utilized by other real estate companies, and therefore, may not be comparable. We recognize the limitations of FFO and Operating FFO when compared to GAAP net income available to common shareholders. FFO and Operating FFO available to common shareholders do not represent amounts available for needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. In addition, FFO and Operating FFO do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the payment of dividends. FFO and Operating FFO are simply used as for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs, our computations of FFO and Operating FFO may differ from the computations utilized by other real estate companies, and therefore, may not be comparable. Occupancy Occupancy is defined, for a property or group of properties, as the ratio, expressed as a percentage, of (a) the number of square feet of such property economically occupied by tenants under leases with an initial term of greater than one year, to (b) the aggregate number of square feet for such property. Leased Rate Lease Rate is defined, for a property or group of properties, as the ratio, expressed as a percentage, of (a) the number of square feet of such property occupied by tenants at the time the lease was executed with an initial term of greater than one year, to (b) the aggregate number of square feet for such property. Metropolitan Statistical Area (MSA) Metropolitan Statistical Area (MSA) information is sourced from the United States Census Bureau and rank is determined based on the most recently available population estimates. RPT + INVESTOR UPDATE SECOND QUARTER 2019 42

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS NON-GAAP RECONCILIATIONS Reconciliation of Net Income to Annualized Proforma Adjusted EBITDA 3 months ended June 30, 2019 Net Income $2,962 Interest Expense 10,084 Income Tax Provision 35 Depreciation And Amortization 20,628 Pro-rata Adjustments From Unconsolidated Entities 14 EBITDAre 33,723 Executive Management Reorganization, Net 698 Gain Of Sale On Land (371) Costs Associated With Early Extinguishment Of Debt 622 Adjusted EBITDA 34,672 Proforma Adjustments (1) (839) Proforma Adjusted EBITDA $33,833 Annualized Proforma Adjusted EBITDA $135,332 Reconciliation of Notes Payable, Net to Net Debt As of June 30, 2019 Notes Payable, Net $934,223 Unamortized Premium (2,464) Deferred Financing Costs, Net 2,083 Consolidated Notional Debt 933,842 Finance Lease Obligation 975 Cash And Cash Equivalents (47,072) Net Debt $887,745 Net Debt To Annualized Proforma Adjusted EBITDA 6.6X (1) 2Q19 excludes $1.4 million from the acceleration of a below market lease, offset by $0.6 million of expense from dispositions. 2Q18 includes $5.2 million from the acceleration of a below market lease. The proforma adjustments treat the activity as if they occurred at the start of each quarter. RPT + INVESTOR UPDATE SECOND QUARTER 2019 43

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS NON-GAAP RECONCILIATIONS Reconciliation of Net Income to Annualized Proforma Adjusted EBITDA 3 months ended June 30, 2019 Net Income $2,962 Interest Expense 10,084 Income Tax Provision 35 Depreciation And Amortization 20,628 Pro-rata Adjustments from Unconsolidated Entities 14 EBITDAre 33,723 Executive Management Reorganization, net 698 Gain on Sale of Land (371) Costs Associated with Early Extinguishment of Debt 622 Adjusted EBITDA 34,672 Proforma Adjustments (1) (839) Proforma Adjusted EBITDA $33,833 Annualized Proforma Adjusted EBITDA $135,332 Interest Expense $10,084 Preferred Share Dividends 1,675 Scheduled Mortgage Principal Payments 638 Total Fixed Charges $12,397 Fixed Charge Coverage Ratio (Proforma Adjusted EBITDA/Fixed Charges) 2.7X (1) 2Q19 excludes $1.4 million from the acceleration of a below market lease, offset by $0.6 million of expense from dispositions. 2Q18 includes $5.2 million from the acceleration of a below market lease. The proforma adjustments treat the activity as if they occurred at the start of each quarter. RPT + INVESTOR UPDATE SECOND QUARTER 2019 44

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS NON-GAAP RECONCILIATIONS Reconciliation of Net Income Attributable to Common Shareholders to Unencumbered NOI 3 months ended June 30, 2019 Net Income Available to Common Shareholders $1,218 Preferred Share Dividends 1,675 Net Income Attributable to Noncontrolling Partner Interest 69 Income Tax Provision 35 Interest Expense 10,084 Costs Associated with Early Extinguishment of Debt 622 Earnings from Unconsolidated Joint Ventures (26) Gain on Sale of Real Estate (371) Other Expense (Income), Net 123 Management and Other Fee Income (39) Depreciation and Amortization 20,628 General and Administrative Expenses 6,530 Lease Termination Fees (83) Amortization of Lease Inducements 128 Amortization of Acquired Above and Below Market Lease Intangibles, Net (2,463) Straight-line Ground Rent Expense 76 Straight-line Rental Income (574) NOI 37,632 Encumbered NOI (4,234) Unencumbered NOI $33,398 Unencumbered NOI Ratio 88.75% RPT + INVESTOR UPDATE SECOND QUARTER 2019 45

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS NON-GAAP RECONCILIATIONS Reconciliation of Net Income Available to Common Shareholders to Same Property NOI 3 months ended June 30, 2019 Net Income Available to Common Shareholders $1,218 Preferred Share Dividends 1,675 Net Income Attributable to Noncontrolling Partner Interest 69 Income Tax Provision 35 Interest Expense 10,084 Costs Associated with Early Extinguishment of Debt 622 Earnings from Unconsolidated Joint Ventures (26) Gain on Sale of Real Estate (371) Other Expense (Income), Net 123 Management and Other Fee Income (39) Depreciation and Amortization 20,628 General and Administrative Expenses 6,530 Lease Termination Fees (83) Amortization of Lease Inducements 128 Amortization of Acquired Above and Below Market Lease Intangibles, Net (2,463) Straight-line Ground Rent Expense 76 Straight-line Rental Income (574) NOI 37,632 NOI from Other Investments 1,457 Same Property NOI $39,089 RPT + INVESTOR UPDATE SECOND QUARTER 2019 46

FOOTNOTES, NON-GAAP FINANCIAL MEASURES & OTHER DEFINITIONS NON-GAAP RECONCILIATIONS FFO and Operating FFO Attributable to Common and Operating Partnership Unit Holders Guidance Per Share Guidance Range Full Year 2019 Low High Net Income Available to Common Shareholders $0.20 $0.22 Depreciation and Amortization 0.85 0.85 Convertible Preferred Dividend 0.08 0.08 Net Income Attributable to Noncontrolling Interests 0.01 0.01 Share Count Adjustment (1) (0.02) (0.02) (Gain)/Loss On Sale of Investment Properties (0.06) (0.06) Non-recurring Costs/(Gains) Excluded from Noncontrolling Interests 0.01 0.01 (1)OFFO OP Units Available and Convertible to Common Preferred sharesShareholders are excluded and from Dilutive the diluted Securitiesshare count for Net Income, but included for FFO and OFFO $1.07 $1.09 RPT + INVESTOR UPDATE SECOND QUARTER 2019 47